SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                           ------------------

                                FORM 8-K


                             Current Report
                   Pursuant to Section 13 or 15(D) of
                  The Securities Exchange Act of 1934


                            August 22, 2000
           (Date of Report - Date of Earliest Event Reported)


                    Provident Financial Group, Inc.
           (Exact Name of Registrant as Specified in Charter)


                                  Ohio
             (State or Other Jurisdiction of Incorporation)

                                 1-8019
                        (Commission File Number)

                               31-0982792
                  (IRS Employer Identification Number)

             One East Fourth Street, Cincinnati, Ohio 45202
          (Address of Principal Executive Offices) (Zip Code)

                     1-800-851-9521 or 513-345-7102
          (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Events.
----------------------

On August 22, 2000, Provident Financial Group, Inc. issued the attached press release.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

         (c)  Exhibits.

              99.1  Press Release Dated August 22, 2000

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Provident Financial Group, Inc.




Date: August 22, 2000                      /s/ Christopher J. Carey
                                        -------------------------------
                                             Christopher J. Carey
                                         Executive Vice President and
                                            Chief Financial Officer